UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
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CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): April 23, 2026
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GoodRx Holdings, Inc.
(Exact Name of Registrant as Specified in its Charter)
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Delaware	001-39549	47-5104396
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2701 Olympic Boulevard
Santa Monica, California		90404
(Address of Principal Executive Offices)		(Zip Code)
Registrant’s Telephone Number, Including Area Code: (855) 268-2822
Not applicable
(Former Name or Former Address, if Changed Since Last Report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.0001 par value per share	GDRX	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the
Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers;
Compensatory Arrangements of Certain Officers.
Chief Accounting Officer Appointment
On April 23, 2026, the Board of Directors (the “Board”) of GoodRx Holdings, Inc. (the “Company”) appointed Thomas
Chan, Vice President, Corporate Controller of the Company as the Company’s Chief Accounting Officer and designated Mr.
Chan as the principal accounting officer of the Company, in each case effective immediately.
Mr. Chan, 40, joined the Company in October 2020 and has served in various controllership and financial reporting roles, including as our Vice President, Corporate Controller from February 2024 to April 2026; Vice President, Accounting &
Reporting from May 2023 to February 2024; Vice President, Financial Reporting & Quality from July 2022 to May 2023; and
other accounting roles of increasing responsibility from October 2020 to July 2022. Prior to joining the Company, Mr. Chan served in various audit and assurance roles at Deloitte & Touche, LLP since July 2011, most recently as an Audit &
Assurance Senior Manager. Mr. Chan holds a B.A. in Business Administration, with an emphasis in accounting, from
California State University, Fullerton, and is a Certified Public Accountant in the State of California.
In connection with his appointment, the Board approved an annual base salary increase to $310,000, with a target annual bonus of 40% of his base salary. In addition, Mr. Chan will be granted (i) a restricted stock unit award (“RSU Award”)
having an aggregate value of $131,250 and (ii) a performance-based restricted stock unit award (“PSU Award”) having an aggregate value of $43,750 under the Company’s 2020 Incentive Award Plan. We currently expect each award will be granted on the first trading day of the first “open window” that occurs following the Effective Date.
The number of shares of the Company’s Class A common stock subject to the RSU Award and PSU Award will be determined based on the closing share price over the last 30 calendar days preceding the applicable grant date. The RSU
Award will vest ratably in twelve equal quarterly installments, with the first vesting occurring on August 15, 2026, subject to
Mr. Chan’s continued employment through each vesting date. The PSU Award will vest in three equal installments, with one-
third vesting on March 3, 2027, and one-third vesting on each of the first and second anniversaries thereof, subject to the achievement of applicable performance goals and continued employment through each vesting date.
There are no transactions in which the Company is a party and in which Mr. Chan has a material interest subject to disclosure under Item 404(a) of Regulation S-K. There are no family relationships between Mr. Chan and any of the
Company’s current or former directors or executive officers.
Mr. Chan has also entered into the Company’s standard indemnification agreement for directors and officers, the form of which was previously filed by the Company as Exhibit 10.1 to the Registration Statement on Form S-1/A (File No.
333-248465) initially filed by the Company with the Securities and Exchange Commission on September 14, 2020.
SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GOODRX HOLDINGS, INC.

Date:	April 24, 2026	By:	/s/ Christopher McGinnis
Name: Christopher McGinnis Title: Chief Financial Officer & Treasurer